UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 8, 2007
Vector Group Ltd.

(Exact name of Registrant as specified in its charter)

Delaware	1-5759	65-0949535

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 S.E. Second Street, Miami, Florida	33131

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(305) 579-8000

Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On August 8, 2007 (the “Pricing Date”), Vector Group Ltd. (the “Company”) agreed to sell $165.0 million of its 11% Senior Secured Notes due 2015 (the “Notes”), pursuant to the terms of a Purchase Agreement, dated August 8, 2007 (the “Purchase Agreement”), between the Company, the subsidiary guarantors named therein (the “Subsidiary Guarantors”) and Jefferies & Company, Inc., as the initial purchaser (“Initial Purchaser”), a copy of which is attached hereto as Exhibit 1.1. The Initial Purchaser will purchase the Notes from the Company at a purchase price equal to 96.5% of the principal amount thereof. The Notes will be offered to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended, other institutional accredited investors, and to non-U.S. persons in accordance with Regulation S under the Securities Act of 1933, as amended. The Notes will be fully and unconditionally guaranteed on a joint and several basis by all of the domestic subsidiaries of the Company that are engaged in the conduct of the Company’s cigarette businesses.
The Notes will be governed by the terms of an Indenture (the “Indenture”) between the Company, the Subsidiary Guarantors and U.S. Bank National Association, as trustee (the “Trustee”), to be negotiated with the Initial Purchaser and the Trustee. The Company intends to use the net proceeds of the issuance for general corporate purposes which may include working capital requirements, the financing of capital expenditures, future acquisitions, the repayment or refinancing of outstanding indebtedness, payment of dividends and the repurchase of all or any part of its outstanding convertible notes.
The summary of the foregoing transaction is qualified in its entirety by reference to the text of the Purchase Agreement, which is included as an exhibit hereto and is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
See Item 1.01, which is incorporated herein by reference.
Item 8.01 Other Events.
On August 8, 2007, the Company issued a press release, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing the pricing of a $165.0 million debt offering.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
     The following Exhibits are filed herewith:

Exhibit 1.1	Purchase Agreement, dated as of August 8, 2007, between Vector Group Ltd., the subsidiary guarantors named therein and Jefferies & Company, Inc.

Exhibit 99.1	Press release dated August 8, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2007	VECTOR GROUP LTD.
	By:	/s/ J. Bryant Kirkland III
		Name:	J. Bryant Kirkland III
		Title:	Vice President, Treasurer and Chief Financial Officer

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